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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 17, 2001
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
-------------------------------            ---------------------      --------------------------------
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

         On December 17, 2001, Doral Financial Corporation (the "Company") issued a joint press release with UBS PaineWebber Incorporated of Puerto Rico ("UBS PaineWebber") disclosing that it had agreed to sell the retail securities business operated by the Company's subsidiary, Doral Securities, to UBS PaineWebber pursuant to an asset purchase agreement. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.       Description
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  99              Press Release dated December 17, 2001
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:      /s/ Mario S. Levis
                                                 ----------------------------
                                                        Mario S. Levis
                                                 Executive Vice President and
                                                          Treasurer



Date: December 18, 2001





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